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                                                      EXHIBIT 10.15



                             EXHIBIT A TO WARRANT
                  EXHIBIT C TO SECURITIES PURCHASE AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT, dated as of April 17, 1997 (this "Agreement"), by and among QuietPower Systems, Inc., a Delaware corporation (the "Company"), and the Purchasers appearing on the signature pages hereto under the heading "Purchasers" (collectively, the "Purchasers") and the assignee of one of the Purchasers named on the signature pages hereto.

      WHEREAS, the Purchasers are simultaneously herewith entering into a Securities Purchase Agreement (the "Purchase Agreement") with the Company pursuant to which the Purchasers will acquire warrants (the "Warrants") to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to a private offering; and

      WHEREAS, the Company desires to grant certain registration rights to the Purchasers with respect to the shares of Common Stock issuable upon exercise of the Warrants.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1. Securities Subject to this Agreement; Certain Definitions. For purposes of this Agreement, "Registrable Securities" shall mean (i) the shares of Common Stock issuable upon exercise of the Warrants, (ii) any other shares of Common Stock issued or issuable as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events relating to the shares described in clause (i) above, and (iii) the Warrants, in each case until such time as (x) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been transferred pursuant to such effective registration statement, (y) such Registrable Securities are transferred pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or such other similar law in effect in any jurisdiction which governs a transfer of Registrable Securities without registration (such laws governing the transfer of securities without registration and the registration of securities for public sale being herein referred to as "Applicable Securities Laws"), or (z) at such time as the Registrable Securities may be sold pursuant to Rule 144(k) under the Securities Act. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Securities" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

      2. Demand Registration.

            (a) Notice. At any time after the earlier of (i) the effective date of the IPO registration statement, or (ii) one year from the date hereof, any record holder or holders of an aggregate of more than 33% of the Registrable Securities (with Warrants being calculated on an as exercised basis) (the "Requesting Holders") may request the registration of their shares of Registrable Securities. In the event such a request is made, the Company shall prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement under the Securities Act covering the shares of Common Stock which are the subject of such request and shall use its best efforts to cause such registration statement to become effective as promptly as practicable after the date of such initial filing. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of Registrable Securities that such registration is to be effected. The Company shall include in such registration statement such Registrable Securities for which it has received written requests by such other record holders within thirty (30) days after the delivery of the Company's written notice to such other record holders. The Company shall not be obligated to cause to become effective more than two registration statements pursuant to which Registrable Securities are sold under this Section 2(a).

            (b) Limitations. At such time as the Registrable Securities may be registered on Form S-2 or Form S-3, as the case may be (or any similar form or forms promulgated by the SEC), the holders of Registrable Securities shall have unlimited rights to request registration of their shares on Form S-2 or Form S-3, as the case may be, or such similar form, provided that any such registration of Registrable Securities have an anticipated aggregate offering price (net of discounts and commissions) of at least $500,000. Registrations effected on Form S-2 and Form S-3 shall not be counted as demand registrations pursuant to Section 2(a).

            (c) Registration Statement Form. Registrations under this Section 2 shall be on such appropriate registration form of the SEC as shall (i) be selected by the Company and (ii) permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified by the Requesting Holders in their request for such registration.

            (d) Effective Registration Statement. A registration requested pursuant to this Section 2 shall not be deemed to have been effected:

                  (i) unless a registration statement with respect thereto has become effective; or

                  (ii)  as set forth in Section 2(g); or

                  (iii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason.


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            (e) Selection of Underwriters. If a requested registration pursuant to this Section 2 involves an underwritten offering, the managing underwriter(s) thereof shall be selected by the Requesting Holders and shall be reasonably acceptable to the Company unless the Company has theretofore sold shares of Common Stock in an underwritten offering, in which case the managing underwriter(s) of a requested registration pursuant to this Section 2 shall be selected by the Company and shall be reasonably acceptable to the Requesting Holders.

            (f) Priority in Requested Registrations. If a requested registration pursuant to this Section 2 involves an underwritten offering, and the managing underwriter(s) advises the Company in writing (with a copy provided to each holder of Registrable Securities requesting registration) that, in its opinion, the number of Registrable Securities and other securities requested to be included in such registration including shares of Common Stock of holders who have piggyback registration rights pursuant to other agreements with the Company ("Other Shares") exceeds the number which can be sold in such offering (within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration), then the Company will include in such registration prior to the inclusion of any Other Shares, the number of Registrable Securities requested to be included in such registration which can be sold in such offering within such price range, and such number shall be allocated pro rata among all holders of Registrable Securities requesting registration on the basis of the total number of shares beneficially owned.

            (g) Additional Demand Registration. Notwithstanding any other provision of this Section 2, if, solely as a result of the operation of Section 2(f), the Company effects the registration of less than all of the Registrable Securities requested to be registered pursuant to Section 2(a), the Requesting Holders shall be entitled to request a registration pursuant to Section 2(a) at any time during the period commencing six (6) months after the most recent registration effected under Section 2 or Section 3. Any such registration shall be requested, effected and, in all other respects, in accordance with the terms of Section 2(a). In addition, the holders of the Registrable Securities will be entitled to the benefits of Section 2. This provision shall apply successively if any holder of Registrable Securities continues to hold Registrable Securities solely as a result of Section 2(f).

      3. "Piggyback" Registration.

            (a) Notice. If at any time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its securityholders (other than a registration statement on Form S-4, S-8 or other comparable form), the Company will give prompt written notice (at least 15 business days before the proposed registration) of its determination to all record holders of Registrable Securities. Upon the written request of any holder of Registrable Securities made within 10 business days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all such Registrable Securities, to the extent required to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered; provided, however, that if at any time after giving written notice of its intention to register securities and before the effective date of the related registration statement the Company determines for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses (as defined hereafter) in connection therewith), without prejudicing the rights of any holder(s) of Registrable Securities entitled to request that such registration be effected as a registration under Section 2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

            (b) Underwritten Registration. If any such registration shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that in the good faith judgment of the managing underwriter of such public offering (on a firm commitment basis) the inclusion of all of the Registrable Securities originally covered by a request for registration would exceed the number of securities which can be sold by the Company in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, first, all securities proposed by the Company to be sold for its own account, second, the Registrable Securities plus those shares of Common Stock issued pursuant to the DayStar Note Purchase Agreements and those issued to the Underwriter in the IPO, pro rata among all holders requesting registration on the basis of the total number of shares beneficially owned by such holders and third, Other Shares requested to be included in such registration pro rata among all such holders of Other Shares requesting registration on the basis of the total number of shares owned by such holders of Other Shares.

      4. Holdback Agreements. A Purchaser whose Registrable Securities are included in a registration statement as part of a firm commitment underwriting of Common Stock shall agree not to effect any public sale or distribution of Common Stock, including a sale pursuant to Rule 144 under the Securities Act or Applicable Securities Laws or in reliance on any other exemption from registration under the Securities Act or Applicable Securities Laws, during the ninety (90) day period beginning on the effective date of such registration statement (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior written notice) by the underwriter(s) and only if and to the extent that all executive officers and directors of the Company enter into similar agreements. Any such agreement shall be in writing in a form satisfactory to a majority in interest of the Purchasers participating in such registration. In addition, no Purchaser shall be required to make any representation or warranty to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding such Purchaser, such Purchaser's Registrable Securities and such Purchaser's intended method of distribution and any other representation required by law.

      5. Registration Procedure.

            (a) If and whenever the Company is required pursuant to Sections 2 or 3 hereof to effect the registration of Registrable Securities under the Securities Act, the Company will, as soon as practicable:

                  (i) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective as promptly as practicable for such period as may be reasonably necessary to effect the sale of such securities;

                  (ii) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed twelve months;

                  (iii) furnish to the securityholders participating in such registration and to the underwriters of the securities being registered such number of copies of the registration statement and each such amendment and supplement thereto, all exhibits, the preliminary prospectus and final prospectus and such other documents as such securityholders may reasonably request in order to facilitate the public offering of such securities;

                  (iv) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request, use its best efforts to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things necessary or desirable to enable such holders to consummate the sale of the respective Registrable Securities owned by such holders, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (iv) be obligated to be so qualified or to consent to general service


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                        of process in any such jurisdiction except where
                        required under blue sky or state securities laws;

                  (v) notify the securityholders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (vi) notify such holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (vii) prepare and file with the SEC, any amendments or
                        supplements to such registration statement or prospectus which is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such holder;

                 (viii) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the holder(s) thereof to consummate the disposition of such Registrable Securities in the United States;

                  (ix) notify each holder of Registrable Securities covered by such registration statement, when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such holder, promptly prepare and file with the SEC and furnish to such holder a reasonable number of copies of any supplement or amendment as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

                  (x) in the event the offering is an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters;

                  (xi) make generally available to the holders of Registrable Securities an earnings statement (which need not be audited) for the twelve months beginning after the effective date of a registration statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy Section 11(a) of the Securities Act;

                  (xii) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                 (xiii) make available to such holders drafts of the
                        registration statement, each prospectus or other information document included therein or filed with the SEC and each amendment or supplement thereto and make available for inspection by such holders, any underwriter participating in any disposition pursuant to such registration statement, and any attorneys, accountants or other agents retained by such holders or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by such holders, underwriters, attorneys, accountants or agents in connection with such registration statement;

                  (xiv) use its best efforts to cause all such Registrable
                        Securities to be listed on or quoted on any securities exchange or national automated quotation system on which the Common Stock is then traded or quoted; and

                  (xv) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

            (b) The Company may require each Purchaser participating in a registration hereunder to furnish the Company such information regarding such Purchaser and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law to effect such registration.

            (c) Notwithstanding anything contained in the Warrants or in this Agreement, once during any twelve (12) month period after completion of the Company's IPO and after the expiration of sixty (60) days after the lock-up period applicable to the Registrable Securities, and for a period not to exceed forty-five (45) days, the Company shall not be prevented from delaying a registration statement covering the Registrable Securities pursuant to this Agreement, at any time when the Company, in its good faith judgment, reasonably believes that the filing thereof at the time requested, or the offering of Registrable Securities pursuant thereto, would materially and adversely affect
(i) a bona fide pending or scheduled public offering of the Company's securities pursuant to a letter of intent entered into prior to delivery of a notice by Requesting Holders of registration rights under this Agreement or (ii) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of the Company.

      6.    Expenses.

            (a) All fees, costs and expenses of, and incidental to, the registration of Registrable Securities in a public offering (as specified in paragraph (b) below) in connection with a registration hereunder, regardless of whether a registration becomes effective ("Registration Expenses") shall be borne by the Company.

            (b) Registration Expenses shall include, without limitation, all registration and filing fees, including fees with respect to filings required to be made with the SEC, the National Association of Securities Dealers, Inc. or any other regulatory body having jurisdiction over the relevant registration, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified, all word processing, duplicating, printing, messenger, telephone and delivery expenses, and reasonable fees and disbursements of counsel and accountants for the Company and one law firm acting as counsel to the holders of the Registrable Securities.

      7.    Sales Without Registration.

            The Company shall take all actions reasonably necessary to enable the Purchasers to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event the Company has gone public under the Applicable Securities Laws of a jurisdiction other than the United States, then the Company shall take all actions reasonably necessary to enable the Purchasers to sell Registrable Securities without registration pursuant to exemptions provided under such Applicable Securities Laws including, without limiting the generality of the


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

foregoing, the timely filing of reports. Upon the request of any Purchaser, the Company will deliver to such Purchaser a written statement as to whether it has complied with such requirements and shall provide such Purchaser with such publicly filed documents of the Company as are reasonably requested by such Purchaser in connection with such sale.

      8.    Indemnification; Contribution.

            (a) Indemnification by the Company. In the event of any registration of any of the Registrable Securities under the Securities Act or any other Applicable Securities Laws pursuant to this Agreement, the Company will indemnify and hold harmless each Purchaser participating in the registration (each, a "Selling Stockholder"), its directors, stockholders, officers and partners and each underwriter involved in such registration and each other person, if any, who controls each Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act or any other Applicable Securities Laws against any losses, claims, damages or liabilities, joint or several, to which each Selling Stockholder or its officers, directors, stockholders or partners or underwriter or controlling person may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered, any preliminary prospectus, final prospectus or other information document contained in such registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company will reimburse such Selling Stockholder, its officers, directors, stockholders and partners and such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by any of them as they are incurred in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any Selling Stockholder or its officers, directors, stockholders or partners, or controlling persons in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus, final prospectus or other information document, or any such amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder or its officers, directors, stockholders or partners, or controlling persons, specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or other information document or amendment or supplement thereto.

            (b) Indemnification by the Selling Stockholders. In the event of any registration of any of the Registrable Securities under the Securities Act or any other Applicable Securities Laws pursuant to this Agreement, each Selling Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed such registration statement, each underwriter involved in such registration, each other Selling Stockholder and their respective officers, directors, stockholders and partners and each person, if any, who controls the Company or any such underwriter or Selling Stockholder within the meaning of the Securities Act or the Exchange Act or any other Applicable Securities Laws, against any losses, claims, damages or liabilities, to which the Company, such directors and officers, such underwriter or Selling Stockholder or its respective officers, directors, stockholders or partners or controlling persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered, any preliminary prospectus, final prospectus or other information document contained in such registration statement, or any amendment or supplement to such registration statement, and will reimburse the Company, the underwriters, Selling Stockholders and their respective officers, directors, stockholders, partners and controlling persons for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Selling Stockholder or its officers, directors, stockholders or partners or controlling persons, specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus or other information document or any such amendment or supplement thereto; provided, however, that the obligation to indemnify will be several, not joint and several, among the Selling Stockholders and the liability of each such Selling Stockholder will be in proportion to and limited to the proceeds received by it from the sale of Registrable Securities pursuant to such registration statement.

            (c) Conduct of Indemnification Proceeding. Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party or parties required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party, or a majority in interest of the Indemnified Parties if there is more than one Indemnified Party (which approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless such failure materially adversely affects the ability of such Indemnifying Party to defend or settle such claim or litigation. The Indemnified Party may participate in such defense at its own expense; provided, however, that the Indemnifying Party shall pay such expense if (i) representation of such Indemnified Party by counsel retained by the Indemnifying Party would be inappropriate due to a conflict of interest between the Indemnified Party and the Indemnifying Party or (ii) the Indemnified Party is participating in such defense because the Indemnifying Party has failed promptly to assume such defense and employ counsel. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

            (d) Contribution. If the indemnification provided for in this
Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that the maximum obligation of each Selling Stockholder for contribution relating to a registration hereunder shall be limited to the proceeds received by it from the sale of Registrable Securities pursuant to such registration; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, from the sale of the securities covered by such registration. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact has been made by, or relates to information supplied by, such party, and such party's relative intent, knowledge, access to information and opportunity to correct or prevent such action. The relative benefits received by the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions, but before deducting expenses) received by the Indemnifying Party bears to the total proceeds (net of underwriting discounts and commissions, but before deducting expenses) received by the Indemnified Party. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the terms of Section 8(c) hereof, any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or under the provisions of any Applicable Securities
Laws) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            If indemnification is available under this Section 8, the Indemnifying Party shall indemnify each Indemnified Party to the full extent provided in Sections 8(a) and (b) hereof without regard to the relative fault of said Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Section 8(d).

            (e) Certain Exceptions to Indemnification and Contribution. Notwithstanding any contrary provision in this Section 8, neither the Company nor any Selling Stockholder will be liable for indemnification or contribution in any case to the extent that any untrue statement or omission attributable to the Company or such Selling Stockholder was contained or made in a preliminary prospectus and corrected in the final prospectus and any such loss, claim, damage or liability suffered or incurred by an Indemnified Party resulted from an action, claim or suit by any person who purchased shares from such Indemnified Party and such Indemnified Party received a copy of the final prospectus or final similar information document but failed to deliver or provide a copy of the final prospectus or final similar information document to such person at or prior to the confirmation of the sale of such shares.

      9.    Miscellaneous.

            (a) No Inconsistent Agreements. The Company represents and warrants to the holders of Registrable Securities that it has not previously entered into any agreement granting any registration rights with respect to its securities to any person, other than as set forth on Schedule 9(a) hereto. The Company covenants that it will not grant any right of registration under the Securities Act relating to any of its shares of capital stock or other securities to any person other than pursuant to this Agreement, except to the underwriter of the IPO and to the extent that the rights of the holders of such stock or securities shall not conflict with the rights of the holder of Registrable Securities hereunder, and, provided, further, that (i) such holder of such securities may not participate in any demand registration under this Agreement except as provided in Section 2; (ii) the holder of such securities may not participate in any piggyback registration except as contemplated in Section 3(b); and (iii) such securities may not be publicly offered or sold for the period specified in
Section 4 under the circumstances described in such Section. If subsequent to the date hereof the Company grants to holders or prospective holders of its securities registration rights which are more favorable than the terms or provisions of this Agreement are to the holders of Registrable Securities, this Agreement shall be deemed to be automatically amended (without the necessity of any action on the part of the Company or the holders of Registrable Securities) to grant to the holders of Registrable Securities such more favorable or additional rights, in addition to those set forth herein. The provisions of the immediately preceding sentence shall terminate upon repayment of the Notes and the effective date of the IPO registration statement which includes all the Registrable Securities.

            (b) Parties in Interest. All covenants, agreements, representations, warranties and undertakings contained in this Agreement by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

            (c) Assignment. Each holder of Registrable Securities shall have the unrestricted right to assign this Agreement and to delegate all or any of its rights hereunder to any transferee of its Registrable Securities. Except as provided in this Section 9(c), no party hereto shall assign this Agreement or delegate all or any of its obligations hereunder without the prior written consent of the other parties hereto. The provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of Registrable Securities subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

            (d) Entire Agreement; Amendments and Waivers. This Agreement together with the Warrants and the other Transaction Documents constitute the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements, written or oral, with respect hereto. Changes in or additions to this Agreement may be made only upon written agreement of the Company and holders of at least 66 2/3% of Registrable Securities. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar.

            (e) Governing Law. This Agreement and the rights and obligations of the parties hereunder are to be governed and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

            (f) Specific Performance. The parties hereto agree that money damages would not be a sufficient remedy for a breach by the Company of the provisions of this Agreement because of the difficulty of ascertaining the amount of damage that would be suffered in connection therewith, that the Purchasers would be irreparably damaged in the event any obligation of the Company is not performed in accordance with its specific terms and that the Purchasers shall be entitled to equitable relief (including injunction and specific performance) in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, as a remedy for any breach or to prevent any breach of such provisions. Such remedies shall not be deemed to be exclusive for a breach or anticipatory breach of this Agreement, but shall be in addition to all other remedies available at law or equity.

            (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            (h) Headings. The headings of the sections of this Agreement are for convenience only and will not by themselves determine the interpretation of this Agreement.

            (i) Notices. All notices, consents and other communications under this Note shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties complying as to delivery with this Section):

                  if to the Company:

                  QuietPower Systems, Inc.
                  1675 Broadway
                  New York, NY   10019
                  Attention:   Eric W. Jacobson
                  Telecopier No.: (212) 830-7298

                  with a copy to:

                  Breslow & Walker, LLP
                  767 Third Avenue
                  New York, NY 10017
                  Attention: Gary T. Moomjian
                  Telecopier No.: (212) 888-4955

                  if to the Purchaser, at the address set forth for such Purchaser on Schedule A to the Purchase Agreement.

                  with a copy to:

                  Shereff, Friedman, Hoffman & Goodman, LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention:   Robert M. Friedman Esq.
                  Telecopier No.: (212) 758-9526

            (j) Invalid or Void Provisions. If any provision of this Agreement is deemed invalid, illegal, or unenforceable in any jurisdiction, such provision will be deemed amended to conform to applicable law so as to be valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of such provision will not be affected or impaired thereby in any other jurisdiction; if such provision cannot be amended without altering materially the intention of the parties, it will be stricken and the remainder of this Agreement will remain in full force and effect.

            (k) Expiration. The obligation of the Company to register the Registrable Securities pursuant to the terms of this Agreement shall expire on the earlier of (i) the date on which there are no longer any Registrable Securities outstanding, or (ii) ten years from the effective date of the IPO registration statement.

      IN WITNESS WHEREOF, the undersigned have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                   QUIETPOWER SYSTEMS, INC.
                                   1675 Broadway
                                   New York, New York 10019


                                   By: /s/ Jonathan M. Charry
                                      -------------------------------------
                                      Name:  Jonathan M. Charry
                                      Title: President


                                   PURCHASERS:

                                   QPS BRIDGE, LLC

                                   By: Anderson, Weinroth & Co., L.P., Manager

                                   By: /s/ Stephen Weinroth
                                      ---------------------------------------
                                      Name:  Stephen Weinroth
                                      Title: General Partner

                                   REGENT CAPITAL PARTNERS, L.P.

                                   By: Regent Capital Holdings, L.P.,
                                       its general partner

                                   By: Regent Capital Holdings, Inc.,
                                       its general partner


                                   By: /s/ J. Oliver Maggard
                                      ---------------------------------------
                                       Name:  J. Oliver Maggard
                                       Title: Managing Director


                                   ASSIGNEE:

                                   ANDERSEN, WEINROTH & CO., L.P., as
                                   assignee of warrants from QPS Bridge, LLC


                                   By: /s/ Stephen Weinroth
                                      ---------------------------------------
                                      Name:  Stephen Weinroth
                                      Title: General Partner